UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 22, 2013

Date of Report (date of earliest event reported)

Applied Micro Circuits Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-23193	94-2586591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

215 Moffett Park Drive

Sunnyvale, California 94089

(Address of principal executive offices)

(408) 542-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 22, 2013, Applied Micro Circuits Corporation (the “Company”) completed the sale of 100% of the issued and outstanding shares of TPACK and certain specified intellectual property assets owned by the Company related to TPACK’s business (collectively, the “Assets”) pursuant to the previously disclosed Asset Purchase Agreement dated April 12, 2013 (the “Purchase Agreement”) with Altera European Trading Company Limited (the “Buyer”), a private limited company organized under the laws of Ireland and a wholly-owned subsidiary of Altera Corporation (“Altera”), and AppliedMicro TPACK A/S (“TPACK”), a limited liability company (Aktieselskab) organized under the laws of Denmark and a wholly-owned subsidiary of the Company.

The aggregate consideration for the Assets is $33.528 million, payable in cash, which amount reflects the $34 million base purchase price as adjusted by the working capital adjustment mechanism set forth in the Purchase Agreement, and remains subject to a potential final, non-material post-closing adjustment. In connection with the closing, the Company received a cash payment of $30.175 million from the Buyer. The remaining cash payment of $3.353 million of the aggregate consideration will be held by the Buyer until March 31, 2014 to secure the Company’s indemnification obligations subject to and in accordance with the terms of the Purchase Agreement. The distribution of this holdback amount is subject to any indemnification claims that the Buyer may have under the terms of the Purchase Agreement and final resolution of any such claims.

The foregoing references to the terms of the Purchase Agreement are qualified in their entirety by reference to the Purchase Agreement, a copy of which is included as Exhibit 2.1 and incorporated herein by reference in its entirety.

Item 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

2.1	Asset Purchase Agreement dated April 12, 2013 by and between Applied Micro Circuits Corporation, Altera European Trading Company Limited, a private limited company organized under the laws of Ireland and a wholly-owned subsidiary of Altera Corporation, and AppliedMicro TPACK A/S, a limited liability company (Aktieselskab) organized under the laws of Denmark and a wholly-owned subsidiary of Applied Micro Circuits Corporation. [Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2013.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2013		APPLIED MICRO CIRCUITS CORPORATION

	By:	/S/ L. WILLIAM CARACCIO
L. William Caraccio Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated April 12, 2013 by and between Applied Micro Circuits Corporation, Altera European Trading Company Limited, a private limited company organized under the laws of Ireland and a wholly-owned subsidiary of Altera Corporation, and AppliedMicro TPACK A/S, a limited liability company (Aktieselskab) organized under the laws of Denmark and a wholly-owned subsidiary of Applied Micro Circuits Corporation. [Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2013.]